[Exhibit 10.1]

             REGISTRATION RIGHTS AND TRANSFER RESTRICTION AGREEMENT

        This AGREEMENT (this "Agreement"), dated as of May 31, 2006, among Level 3 Communications, Inc., a Delaware corporation ("Company"), MCCC ICG Holdings LLC, a Delaware limited liability Company ("Seller"), Columbia Capital Equity Partners III (QP), L.P., a Delaware limited partnership ("Columbia III"), Columbia Capital Equity Partners III (Cayman), L.P., a Cayman Islands exempted limited partnership ("Columbia Cayman"), Columbia Capital Equity Partners III
(AI), L.P., a Delaware limited partnership ("Columbia AI"), Columbia Capital Equity Investors III, L.L.C., a Delaware limited liability company ("Columbia LLC"), Columbia Capital Employees Investors III, L.L.C., a Delaware limited liability company ("Columbia Employees"), M/C Venture Partners V, L.P., a Delaware limited partnership ("M/C V"), M/C Venture Investors, L.L.C., a Delaware limited liability company ("M/C LLC"), Chestnut Venture Partners, L.P., a Delaware limited partnership ("Chestnut") and Bear Investments, LLLP, a Colorado limited liability limited partnership ("Bear" and together with Columbia III, Columbia Cayman, Columbia AI, Columbia LLC, Columbia Employees, M/C V, M/C LLC and Chestnut, the "Seller Owners")

                              W I T N E S S E T H:
                               - - - - - - - - - -

        WHEREAS, Company and Seller are parties to a Purchase
Agreement, dated as of April 14, 2006 (the "Purchase Agreement"), pursuant to which Company will acquire from the Seller all of the issued and outstanding shares of common stock of ICG Communications, Inc., a Delaware corporation (the "Acquisition");

        WHEREAS, in connection with the Acquisition, Seller will receive an aggregate of 25,975,088 shares (such shares, the "Shares") of common stock, par value $.01 per share of Company ("Company Common Stock"), including 3,272,452 shares to be held in escrow pursuant to the Escrow Agreement;

        WHEREAS, the Seller Owners, directly or indirectly, own all of the outstanding capital stock of the Seller;

        WHEREAS, it is a condition to consummation of the Acquisition that Company enter into this Agreement providing for the registration of the shares of Company Common Stock to be received by Seller in the Acquisition; and

        WHEREAS, the Company is willing to prepare and file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "SEC") with respect to the Shares and to maintain the effectiveness of such registration statement, upon the terms and subject to the conditions set forth herein;

        NOW THEREFORE, in consideration of the foregoing and the respective covenants and agreements hereinafter contained, the parties hereby agree as follows:

     SECTION 1. Definitions. All terms used in this Agreement which are defined in the Purchase Agreement shall have the meanings specified in the Purchase Agreement unless the context otherwise requires.

     SECTION 2. Registration of the Shares.

     2.1 Shelf Registration Statement. As soon as reasonably practicable after the date hereof and in any event within five (5) business days following the consummation of the Acquisition, the Company shall prepare and file with the SEC a shelf registration statement, relating to the offer and sale by Seller and Seller Owners at any time and from time to time on a delayed or continuous basis in accordance with Rule 415 under the Securities Act and in accordance with this Agreement, of all the Shares (the "Registration Statement"). If, at the time of filing of the Registration Statement, the Registration Statement is eligible to become effective upon filing pursuant to Rule 462(e) (or any successor rule) under the Securities Act, the Company shall file the Registration Statement as an automatic shelf registration statement pursuant to such rule. If the Registration Statement is not so eligible to become effective upon filing, the Company shall use its reasonable best efforts to have the Registration Statement declared effective as promptly as practicable (with such date on which the Registration Statement becomes effective referred to as the "Effective Date"). Promptly (i) upon the filing thereof in the case of an automatic shelf or (ii) upon receipt of an order of the SEC declaring the Registration Statement effective, the Company shall deliver to Seller and any of the Seller Owners included in the Registration Statement a copy of such Registration Statement and any amendments thereto together with an opinion of counsel representing the Company for the purposes of such Registration, in form and substance reasonably acceptable to Seller and the Seller Owners, addressed to Seller and the Seller Owners, including, confirming that the Registration Statement is effective and that all of the Shares have been duly registered and, subject to the transfer restrictions contained in this Agreement, are freely transferable and that all of the shares have been admitted for listing on the NASDAQ Stock Market.

     2.2 Adjustment. If at any time the Shares as a class shall have been increased, decreased, changed into or exchanged for a different number or class of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or exchange of shares or other similar change in capitalization, then an appropriate and proportionate adjustment shall be made to the number of Shares for all purposes under this Agreement.

     SECTION 3. Maintenance of Registration Statement and Prospectuses.

     3.1 The Company shall use its reasonable best efforts to keep the Registration Statement and the prospectus contained therein (as amended or supplemented from time to time, the "Prospectuses" and each a "Prospectus") continuously effective until the Termination Date (as defined below). In the event the Registration Statement cannot be kept effective for such period, the Company shall use its reasonable best efforts to prepare and file with the SEC and have declared effective as promptly as practicable another registration statement on the same terms and conditions as the initial Registration Statement and such registration statement shall be considered the Registration Statement for purposes hereof. The Company shall furnish to Seller and the Seller Owners such number of copies of a Prospectus in conformity with the requirements of the Act, and an electronic copy of the Prospectus to facilitate the disposition of the Shares owned by Seller and the Seller Owners.

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

     3.2 The Company shall advise Seller and the Seller Owners promptly in writing when the Registration Statement, or any post-effective amendment thereto, has been declared effective by the SEC. The Company shall advise Seller and the Seller Owners in writing of the receipt by the Company of any stop order from the SEC suspending the effectiveness of the Registration Statement, and if at any time there shall be a stop order suspending the effectiveness of the Registration Statement, the Company shall use its reasonable best efforts to obtain promptly the withdrawal of such order. The Company shall advise Seller and the Seller Owners promptly in writing of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Registration Statement or Prospectus untrue, or that requires the making of any additions to or changes in the Registration Statement or Prospectus in order to make the statements therein not misleading and in such event the Company shall prepare and file with the SEC, as soon as reasonably practicable, an amendment to such Registration Statement or an amendment or supplement to such Prospectus so that, as so amended or supplemented, such Registration Statement and such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading. Upon receipt of such written advice, each of Seller and the Seller Owners shall discontinue and refrain from making any sales of Shares, until such time as the Company advises Seller and the Seller Owners that such Registration Statement or such Prospectus no longer contains an untrue statement or omission of a material fact.

     3.3 Each of Seller and the Seller Owners shall furnish to the Company such information regarding such party and the distribution of the Shares as the Company may from time to time reasonably request in writing in order to comply with the Securities Act. Each of Seller and the Seller Owners shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such party to the Company or of the happening of any event in either case as a result of which any Prospectus relating to the Registration Statement contains an untrue statement of a material fact regarding such party or the distribution of such Shares, or omits to state any material fact regarding such party or the distribution of such Shares required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and to furnish promptly to the Company any additional information required to correct or update any previously furnished information or required so that such Prospectus shall not contain, with respect to such party or the distribution of such Shares an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     3.4 Notwithstanding anything to the contrary contained herein, for a period not to exceed forty-five (45) consecutive calendar days and not to exceed seventy (70) aggregate calendar days in any twelve-month period (each a "Black Out Period"), the Company will not be required to file any registration statement pursuant to this Agreement, file any amendment thereto, furnish any supplement to a prospectus included in a registration statement pursuant to this Agreement, make any other filing with the SEC required pursuant to this Agreement, cause any registration statement or other filing with the SEC to become effective, or take any similar action, and any and all sales of Shares by Seller and the Seller Owners pursuant to an effective registration statement shall be suspended: (i) if an event has occurred and is continuing as a result of which any such registration statement or prospectus would, in the Company's good faith

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

judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) if the Company notifies Seller and the Seller Owners that such actions would, in the Company's good faith judgment, require the disclosure of material non-public information which the Board of Directors of the Company has determined would be seriously detrimental to the Company to disclose and which the Company would not otherwise be required to disclose or
(iii) if the Company notifies Seller and the Seller Owners that, in the Company's good faith judgment, it is necessary to suspend sales of Shares by Seller and the Seller Owners, to facilitate a pending or proposed public or Rule 144A offering by the Company of Company Common Stock or Common Stock Equivalents (as defined below), provided, however, that any such suspension of sales shall be not longer than twenty-one (21) consecutive calendar days. Upon the termination of the condition described in clauses (i), (ii) or (iii) above, the Company shall promptly give written notice to Seller and the Seller Owners and shall promptly file any registration statement or amendment thereto required to be filed by it pursuant to this Agreement, furnish any prospectus supplement or amendment required to be furnished pursuant to this Agreement, make any other filing with the SEC required of it or terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Shares as contemplated by this Agreement. For purposes of this Agreement, "Common Stock Equivalents" shall mean any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Company Common Stock and securities convertible or exchangeable into Company Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of any future event.

     3.5 Company shall take all actions necessary to execute such documents and cause all of the Shares to be admitted for listing on the NASDAQ Stock Market, which listing shall be effective on the Effective Date.

     SECTION 4. Restrictions on Transfer.

     4.1 On or prior to the Effective Date, none of Seller or the Seller Owners shall, nor shall they permit any of their Affiliates or the Escrow Agent in its capacity as such under the Escrow Agreement to sell, contract to sell, pledge, grant any option to purchase, acquire any option to sell, hypothecate, loan, make a short sale or otherwise transfer to any Person or dispose of (each a "Transfer") any shares of Company Common Stock. For a period of 180 days following the Effective Date (the "Transfer Period"), Seller and the Seller Owners shall not, and shall not permit any of their Affiliates or the Escrow Agent in its capacity as such under the Escrow Agreement to, Transfer in the aggregate on any given day (a "Transfer Date") such number of shares of Company Common Stock that exceeds (i) the product of (x) 4,360,507 shares of Company Common Stock and (y) the number of trading days in the period from and including the Effective Date to and including the Transfer Date less (ii) the aggregate number of shares of Company Common Stock Transferred by Seller, the Seller Owners and any of their Affiliates in accordance with this section during the period from and including the Effective Date to, but excluding, the Transfer Date; provided, however, that Seller and the Seller Owners shall not, and shall not permit any of their Affiliates or the Escrow Agent in its capacity as such under the Escrow Agreement to, Transfer, whether directly or indirectly, more than 13,081,520 shares of Company Common Stock on any such Transfer Date, and provided further, that in

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

determining the maximum number of shares of Company Common Stock that may be Transferred in any one day as provided above, any Transfers permitted by the succeeding sentence shall not be included in such calculation. Notwithstanding anything herein to the contrary, the transfer restrictions set forth in this section shall not apply to: (1) any Transfer of shares of Company Common Stock by Seller to the Seller Owners; (2) any Transfer to holders of membership units in Seller other than the Seller Owners, provided, however, that such holders shall agree with the Company in writing prior to such Transfer to be bound by the terms of this Agreement; and (3) any Transfer of all or part of the Shares to one or more persons (a "Negotiated Transaction"), provided, however, that such person or persons shall agree with the Company in writing prior to such Transfer to be bound by the terms of this Agreement and provided further that the maximum number of shares of Company Common Stock that may be sold by all such persons, together with the Seller Owners and Affiliates, shall not exceed in the aggregate the maximum number of shares of Company Common Stock that may be sold as provided above. In addition to the foregoing, (i) at any time after the Effective Date and prior to June 30, 2006, Seller and the Seller Owners shall not, and shall not permit any of their Affiliates to knowingly make any direct Transfer in a Negotiated Transaction that would result in the acquirer holding economic or voting ownership in excess of five percent (5%) or more of Company Common Stock and (ii) at any time after the Effective Date, Seller and the Seller Owners shall not knowingly (after due inquiry of the transferee) and shall not knowingly permit any of their Affiliates to knowingly (after due inquiry of the transferee) make any direct Transfer in a Negotiated Transaction that would result in the acquirer holding economic or voting ownership in excess of ten percent (10%) or more of Company Common Stock. For purposes of this
Section 4, neither Seller nor the Seller Owners shall be deemed to have made a transfer that would result in the acquirer holding economic or voting ownership in excess of five percent (5%) or ten percent (10%) of Company Common Stock as provided in clauses (i) and (ii) above, if such transfer is made in an open market broker sale transaction without knowledge of the identity of the acquiror at the time of the sale transaction by Seller or Seller Owners.

     4.2 Seller and Seller Owners (and any subsequent transferee who agrees to be bound by the terms of this Section 4) agree that within five (5) business days after the consummation of any Transfer referred to in this Section 4, such transferring party shall deliver documentation to the Purchaser that identifies the transferee, the number of shares of Company Common Stock transferred and the date of such Transfer.

     SECTION 5. Blue Sky. In connection with the registration under Section 2 hereof, the Company shall take all actions necessary to permit the resale by Seller and the Seller Owners of any Company Common Stock under the blue sky laws of the several states, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 5 be obligated to be so qualified, subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction.

     SECTION 6. Expenses. All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, including, without limitation, all: (i) registration and filing fees and expenses; (ii) expenses of printing; (iii) fees and expenses of counsel for the Company; and
(iv) fees and expenses of one counsel for Seller and the Seller Owners, provided, however, such fees pursuant to this clause (iv) shall not exceed $5,000.

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Notwithstanding the foregoing, the Company shall not be liable for and shall not pay any expenses or fees of more than one counsel for Seller or the Seller Owners or any commissions to be paid in connection with any sale of the Shares by Seller or the Seller Owners.

     SECTION 7. Termination. The obligations of the Company hereunder, with respect to the Shares, shall terminate upon the earlier of (i) the date on which all Shares covered by the Registration Statement have been disposed of by Seller and the Seller Owners and (ii) the second anniversary of the Acquisition. The date on which such obligations shall terminate shall be referred to as the "Termination Date."

     SECTION 8. Indemnification.

     8.1 The Company will, and does hereby agree to, indemnify and hold harmless each of Seller and the Seller Owners, and each of their directors, officers, employees and agents and each person controlling Seller or a Seller Owner with respect to any registration effected pursuant to this Agreement against all claims, losses, damages, and liabilities (or actions in respect thereto) including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which Seller and the Seller Owners may become subject under the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), or other federal or state law insofar as such claims, losses, damages or liabilities (or actions in respect thereto) arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Shares, or other document, or any amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such party for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such party and stated to be specifically for use therein and provided further, that the Company shall only reimburse such parties for the fees and expenses of a single legal counsel for all such parties.

     8.2 Each of Seller and the Sellers Owners will, severally based on Shares sold pursuant to a registration effected pursuant to this Agreement, but not jointly, if Shares held by or issuable to such party are included in a registration effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each person controlling the Company and the officers and directors of each such controlling person against all claims, losses, damages, and liabilities (or actions in respect thereof) including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus included therein, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, and each such director, officer and controlling person, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement or Prospectus, in reliance upon and in conformity with written

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information furnished to the Company by such party and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Seller and the Seller Owners under this Section shall be limited in an amount equal to the per share sales price (less any underwriting discounts and commissions) multiplied by the number of Shares sold by such party pursuant to the Registration Statement.

     8.3 Each party entitled to indemnification under this Section 8 (the "Indemnified Party") shall give written notice to the party required to provide such indemnification (the "Indemnifying Party") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and after the Indemnifying Party assumes the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in the reasonable judgment of the Indemnified Party, representation of such Indemnified Party by such counsel would be inappropriate due to actual or potential differing interests between such Indemnified Party and the Indemnifying Party in such proceeding in which case such Indemnified Party shall have the right to employ separate counsel to participate in such defense at the expense of the Indemnifying Party; it being understood that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties provided, however, that the Indemnifying Party shall bear the expenses of independent counsel for the Indemnified Party if the Indemnified Party reasonably determines that representation of more than one party by the same counsel would be inappropriate due to actual or potential conflicts of interest between the Indemnified Party and the Indemnifying Party; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability in respect to such claim or litigation.

     8.4 If the indemnification provided for in subsection (a) or (b) of this
Section 8 is for any reason unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each Indemnifying Party under any such subsection, in lieu of indemnifying such Indemnified Party thereunder, hereby agrees to contribute to the amount paid or payable by such Indemnified Party as a result of such claims, actions, demands, losses, damages, liabilities, cost or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and

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of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount Seller shall be obligated to contribute pursuant to this subsection (d) shall be limited to an amount equal to the per share sale price (less any underwriting discount and commissions) multiplied by the number of Shares sold by such party pursuant to the Registration Statement which gives rise to such obligation to contribute (less aggregate amount of any damages which such party has otherwise been required to pay in respect of such claim, action, demand, loss, damage, liability, cost or expense or any substantially similar claim, action, demand, loss, damage, liability, cost or expense arising from the sale of such Shares). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation. The obligations of Seller and the Seller Owners under this paragraph will be several (based on Shares sold pursuant to a registration effected pursuant to this Agreement) and not joint.

     SECTION 9. Rule 144 Reporting. With a view to making available to Seller and the Seller Owners the benefits of certain rules and regulations of the SEC which may permit the sale of the Shares to the public without registration, the Company agrees to use its best efforts to:

     9.1 comply, on a timely basis with all the reporting requirements of the Exchange Act, and comply with all other public information reporting requirements of the SEC as a condition to the availability of an exemption from the Securities Act under Rule 144 thereunder, as amended from time to time, or successor rule thereto, for the sale of Shares by Seller or the Seller Owners;

     9.2 provide, at the Company's expense, such opinion of counsel as may be reasonably requested by the transfer agent for the Shares in connection with each sale of Registrable Securities pursuant to an exemption from the registration requirements of the Securities Act (under Rule 144 thereunder, as amended from time to time, or successor rule thereto or otherwise) or otherwise, so long as the Seller Owners have furnished to counsel documentation reasonably acceptable to such counsel related to the transfer and the Shares; and

     9.3 whenever Seller or the Seller Owners are able to demonstrate to the Company that the provisions of Rule 144(k) (or any successor rule) under the Securities Act are available to them and have furnished to the Company such documentation in connection therewith as the Company may reasonably request, provide, at the Company's expense, new certificates that do not bear a restrictive legend.

     9.4 So long as any of Seller and the Seller Owners own any Shares, furnish to such party forthwith upon request, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as such party may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such Shares without registration; provided that such reports are not otherwise available to Seller or the Seller Owners on the SEC's Edgar web site.

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     SECTION 10. Amendments. This Agreement may not be amended without the written consent of the Company and the holders of at least two-thirds (2/3rds) of the aggregate of the Shares.

     SECTION 11. Miscellaneous.

     11.1 Benefits of Agreement. Except as otherwise provided herein, nothing in this Agreement, expressed or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto, any legal or equitable right, remedy or claim under any covenant, condition or provision contained in this Agreement being for the sole benefit of the parties hereto.

     11.2 Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Seller and the Seller Owners and to the benefit of their successors and permitted assigns.

     11.3 Assignment of Registration Rights. The rights to have the Company register Shares pursuant to this Agreement shall be assignable by Seller only in connection with a transfer of Shares pursuant to Section 4.

     11.4 Notices. Any notice, request, instruction or other document to be given hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by reputable national express courier or shipping cost prepaid, according to the instructions set forth below. Such notices shall be deemed given: at the time delivered by hand, if personally delivered; three business days after having been sent by registered or certified mail; and one business day after having been sent by express courier.

                  If to Seller or any Seller Owner:

                           MCCC ICG Holdings LLC
                           2010 8th Street
                           Boulder, CO 80302
                           Attn: Manager

                  Copy to:

                           Kendall, Koenig & Oelsner PC
                           1675 Broadway, Suite 750
                           Denver, CO 80202
                           Attn:  David J. Kendall

                  If to the Company:

                           Level 3 Communications, Inc.
                           1025 Eldorado Blvd.
                           Building 2000
                           Broomfield, CO 80021
                           Attn: General Counsel

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

                  Copy to:

                           Willkie Farr & Gallagher LLP
                           787 Seventh Ave.
                           New York, New York 10019
                           Attn:  David K. Boston

     11.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     11.6 Counterparts.; Facsimile. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all such counterparts taken together will constitute one and the same Agreement. Any facsimile copies hereof or signature hereon shall, for all purposes, be deemed originals

     11.7 Severability. In the event any provision in this Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                 LEVEL 3 COMMUNICATIONS, INC.


                 By:/s/ Robert M. Yates
                    ----------------------------
                 Name: Robert M. Yates
                 Title: Senior Vice President



                 MCCC ICG HOLDINGS, LLC

                 By:/s/ Robert J. Schmiedeler
                 Name: Robert J. Schmiedeler
                 Title: Chief Financial Officer and Secretary

                   COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.

                   By:          COLUMBIA CAPITAL EQUITY   PARTNERS
                   III, L.P., as general          partner


                   By: /s/ Donald A. Doering
                       ---------------------
                       Name:    Donald A. Doering
                       Title: Chief Financial Officer

                   COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), L.P.

                   By: COLUMBIA CAPITAL EQUITY    PARTNERS (CAYMAN)
                   III, LTD, as general partner


                   By: /s/ Donald A. Doering
                       ---------------------
                       Name:    Donald A. Doering
                       Title: Chief Financial Officer


                 [Registration Rights Agreement Signature Page]

                      COLUMBIA CAPITAL EQUITY PARTNERS III (AI), L.P.

                      By: COLUMBIA CAPITAL EQUITY    PARTNERS III, L.P.,
                      as general   partner


                      By: /s/ Donald A. Doering
                          ---------------------
                          Name:    Donald A. Doering
                          Title: Chief Financial Officer

                      COLUMBIA CAPITAL INVESTORS III, L.L.C.

                      By:      COLUMBIA CAPITAL EQUITY PARTNERS III, L.P.,
                      as managing member


                      By:      /s/ Donald A. Doering___________
                               ---------------------
                               Name:____Donald A. Doering
                               Title: Chief Financial Officer

                      COLUMBIA CAPITAL EMPLOYEE INVESTORS III, L.L.C.

                      By:      COLUMBIA CAPITAL EQUITY    PARTNERS III, L.P.,
                      as managing member


                      By:      /s/ Donald A. Doering
                               ---------------------
                               Name:____Donald A. Doering
                               Title: Chief Financial Officer

                      M/C VENTURE PARTNERS V, L.P.


                      By:      /s/ James F. Wade
                               -----------------
                               Name: James F. Wade
                               Title: Managing Partner

                 [Registration Rights Agreement Signature Page]

                      M/C VENTURE INVESTORS, L.L.C.


                      By:      /s/ James F. Wade
                               -----------------
                               Name: James F. Wade
                               Title: Managing Partner

                      CHESTNUT VENTURE PARTNERS, L.P.


                      By:      /s/ James F. Wade
                               -----------------
                               Name: James F. Wade
                               Title: Managing Partner
                 [Registration Rights Agreement Signature Page]

                          BEAR INVESTMENTS, LLLP


                          By:      /s/ Daniel P. Caruso
                                   --------------------
                                   Name: Daniel P. Caruso
                                   Title:


                 [Registration Rights Agreement Signature Page]